                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK


                                  DATA RETURN(TM)

                            DATA RETURN CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
   THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, NJ

                                                           SHARES

                                                      CUSIP 23785M 10 4

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001, OF

                            DATA RETURN CORPORATION

transferable of the books of the Corporation in person or by the authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and half-the subject to the provisions of the Laws of the State of Texas and of the provisions of the Restated Articles of incorporation and the By-laws of the Corporation and any amendments thereto, in all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Michelle R. Chambers                                    /s/ Stuart A. Walker
   PRESIDENT                                                SECRETAREY/TREASURER

                                 SEAL OF TEXAS
                            DATA RETURN CORPORATION
                                     1997


                        NOTE: LOGO IS FOR POSITION ONLY

AMERICAN BANK NOTE COMPANY    PRODUCTION COORDINATOR: LISA MARTIN: 215-530-2168
  680 BLAIR MILL ROAD                    PROOF OF SEPTEMBER 30, 1999
   HORSHAM, PA 19044                      DATA RETURN CORPORATION
     (218) 657-3480                              H 63625 FC
SALES: M. GARRETT: 214-823-2700         OPERATOR:                    MT
/NET/BANKNOTE/NEW ZIP 1/DATA/63525                 Rev 1

COUNTERSIGNED AND REGISTERED:
        ChaseMellon Shareholder Services, L.L.C.
                     TRANSFER AGENT
                      AND REGISTRAR

                            DATA RETURN CORPORATION

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement dated as of September 27, 1999, as it may be amended from time to time (the "Rights Agreement"), between Data Return Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Data Return Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Data Return Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or its Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                   UNIF GIFT MIN ACT--__________Custodian___________
TEN ENT --  as tenants by the entireties                               (Cust.)           (Minor)
JT TEN  --  as joint tenants with right of                            under Uniform Gifts to Minors
            survivorship and not as tenants                           Act_______________________
            in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For Value Received, _______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, _____________________________________


                    NOTICE:                X ___________________________________
                                                         (SIGNATURE)
           THE SIGNATURE(S) TO THIS
           ASSIGNMENT MUST CORRESPOND
           WITH THE NAME(S) AS WRITTEN
           UPON THE FACE OF THE
           CERTIFICATE IN EVERY
           PARTICULAR WITHOUT ALTER-       X ___________________________________
           ATION OR ENLARGEMENT OR ANY                   (SIGNATURE)
           CHANGE WHATEVER.

--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. FILE 17AD-16.
--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:





--------------------------------------------------------------------------------


-----------------------------------------     -------------------------------------------------------
        AMERICAN BANK NOTE COMPANY               PRODUCTION COORDINATOR: LISA MARTINI 215-830-2185
          680 BLAIR MILL ROAD                                PROOF OF SEPTEMBER 30, 1999
           HORSHAM, PA 19044                                  DATA RETURN CORPORATION
             (215) 687-3480                                          H 53625 Bk
-----------------------------------------     -------------------------------------------------------
     SALES:   M. GARRETT: 214-823-2700                OPERATOR:                          MT
-----------------------------------------     -------------------------------------------------------
   /NET/BANKNOTE/NEW ZIP 1/DATA/53625                                   REV 1
-----------------------------------------     -------------------------------------------------------